UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): August 7, 2017

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 7, 2017, Church & Dwight Co., Inc. (the “Company”) completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding shares of capital stock of PIK Holdings, Inc. (“Waterpik”) pursuant to the Stock Purchase Agreement (the “Agreement”), dated as of July 17, 2017, by and among the Company, Waterpik, the stockholders of Waterpik (the “Company Stockholders”) and MidOcean Partners III, L.P. in its capacity as a Company Stockholder and as the representative of the Company Stockholders. Waterpik is a water-jet technology company that designs and sells both oral water flossers and shower heads. Pursuant to the terms of the Agreement, the total purchase price of Waterpik’s outstanding shares of capital stock, which was subject to adjustment based on the closing working capital of Waterpik and its subsidiaries, consisted of total cash consideration of $1.033 billion. The Company financed the Acquisition with proceeds from its underwritten public offering of $1.425 billion aggregate principal amount of senior notes completed on July 25, 2017.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which is filed herewith as Exhibit 2.1, and incorporated herein by reference.

On August 8, 2017, the Company issued a press release announcing completion of the Acquisition. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K (this “Form 8-K”) will be filed by amendment to this Form 8-K no later than 71 days after the date this Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required to be filed under Item 9.01(b) of this Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description

2.1*	Stock Purchase Agreement, dated as of July 17, 2017, among Church & Dwight Co., Inc., PIK Holdings, Inc., the Representative and the stockholders party thereto, incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on July 17, 2017

99.1	Church & Dwight Co., Inc. press release, dated August 8, 2017

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: August 8, 2017	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Stock Purchase Agreement, dated as of July 17, 2017, among Church & Dwight Co., Inc., PIK Holdings, Inc., the Representative and the stockholders party thereto, incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on July 17, 2017

99.1	Church & Dwight Co., Inc. press release, dated August 8, 2017

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.